                                                                   EXHIBIT 10.51
                                 AMENDMENT No. 2
                                       to
                   AMETEK 401(k) PLAN FOR ACQUIRED BUSINESSES


         WHEREAS, there was adopted and made effective as of May 1, 1999, the AMETEK Retirement and Savings Plan (the "Plan"); and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Schedule I is hereby amended, to read in its entirety as follows:


                                   "SCHEDULE I

                     Subsidiary/Division                         Employer Matching Contribution
                     -------------------                         ------------------------------
         Aerospace Division (Costa Mesa Plant)                                      4%

         AMETEK Patriot Sensors Division (Michigan)                                 3%

         AMETEK Aerospace Patriot Products                                          3%
              (California)

         AMETEK Patriot Sensors Division (Pennsylvania)                             3%
         (known as Drexelbrook Controls, Inc. until merged into
         Patriot on 1/12/00)"

         SECOND: The provisions of this Amendment No. 2 shall be effective as of January 1, 2000.

IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 30th day of December, 1999.

                                               AMETEK, Inc.
                                               By:  /s/ Donna F. Winquist
                                               ---------------------------------

Attest:
/s/ Kathryn E. Londra
---------------------------